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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 14, 2004


                           SIRIUS SATELLITE RADIO INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                           0-24710                     52-1700207
(State or other Jurisdiction        (Commission File Number)          (I.R.S. Employer
      of Incorporation)                                              Identification No.)

 1221 Avenue of the Americas, 36th Fl., New York, NY                       10020
     (Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (212) 584-5100

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Item 5.  Other Events.

         Our board of directors has extended the expiration date of the rights issued under the Rights Agreement between The Bank of New York and ourselves from January 15, 2004 to July 1, 2004. A copy of the Amendment to the Rights Agreement, dated as of January 14, 2004, between The Bank of New York and ourselves is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

         The Exhibit Index attached hereto is incorporated herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SIRIUS SATELLITE RADIO INC.



                                       By: /s/ Patrick L. Donnelly
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                                               Patrick L. Donnelly
                                               Executive Vice President,
                                               General Counsel and Secretary


Dated:  January 15, 2004

                                  EXHIBIT INDEX


Exhibit                    Description of Exhibit
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 99.1     Amendment, dated as of January 14, 2004, to Rights Agreement between
          Sirius Satellite Radio Inc. and The Bank of New York.
